UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

OriginClear, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 S. Hewitt Street

Los Angeles, CA 90013

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (323) 939-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Notes

As previously reported, the Company entered into agreements by and between the Company and various investors by which investors hold convertible promissory notes convertible into shares of the Company’s common stock. On February 28, 2020, holders of convertible promissory notes converted an aggregate principal and interest amount of $9,524 into an aggregate of 242,039 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Conversion of Preferred Shares

As previously reported, on August 19, 2019, the Company filed a certificate of designation (the “Series L COD”) of Series L Preferred Stock (the “Series L”).  Pursuant to the Series L COD, the Company designated 100,000 shares of preferred stock as Series L. The Series L has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series L COD.

Between February 25, 2020 and March 5, 2020, holders of Series L Preferred Stock converted an aggregate of 25 Series L shares into an aggregate of 561,335 shares, including make-good shares, of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Consultant Issuances

Between February 28, 2020 and March 4, 2020, the Company issued to consultants an aggregate of 195,198 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OriginClear, Inc.

Date: March 5, 2020	By:	/s/ T. Riggs Eckelberry
T. Riggs Eckelberry Chief Executive Officer